Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Bunker put options	$ 2,443
Significant Other Observable Inputs Assets / (Liabilities) (Level 2)
Interest rate swaps	(10,265)	(8,588)
Bunker swaps	(9,228)	177
Bunker put options	2,443	0
Total	$ (17,050)	$ (8,411)